Nile Pan Africa Fund

Nile Africa Natural Resources Fund

Nile Africa Fixed Income Fund,

each a series of the Nile Capital Investment Trust

Supplement dated February 8, 2012

to Prospectus dated June 27, 2011

Effective immediately, the section of the Funds’ prospectus entitled “HOW TO PURCHASE SHARES – Share Classes" is hereby amended to include the following language:

Share Classes:  This Prospectus describes three classes of shares offered by the Funds: Class A, Class C and Institutional Class shares. The Funds offer these three classes of shares so that you can choose the class that best suit your investment needs. The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in a Fund represents interest in the same portfolio of investments within the Fund. Each Fund reserves the right to waive sales charges. Not all Funds or share classes may be available for purchase in all states.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 27, 2011, which provides information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-68-AFRICA (1-877-682-3742).

Please retain this Supplement for future reference.